Income Taxes (Details Narrative)	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Description of loss carryforward	From January 1, 2022 onwards, an indefinite loss carryforward applies in the Netherlands. Yet, losses (both carryforward and carryback) can only be fully deducted up to an amount of €1 million taxable profit. If the profit in a year exceeds €1 million, the losses are only deductible up to 50% of the higher taxable profit minus an amount of €1 million.